SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Convertible Income-Growth Trust -- Class A
Shares
Fiscal period ending:  10/31/95
Inception date (if less than 10 years of performance):  6/1/87


TOTAL RETURN

Formula  --  Average Annual Total Return:     ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years    10 Years*

P   =  Initial Investment        $1,000      $1,000     $1,000

ERV =  Ending Redeemable Value   $1,078.3    $2,195.76  $2,768.53

T   =  Average Annual
       Total Return                7.83%      17.04%     10.72%*

    *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                                              POP x Average
shares


Interest and Dividends $2.121

NAV                                           $19.42

Sales Charge                       5.75%

POP                              $20.60

Yield at POP                       4.49%

SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Convertible Income-Growth Trust -- Class B
Shares
Fiscal period ending: 10/31/95
Inception date (if less than 10 years of performance): 2/1/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n =           Number of Time Periods   1 Year    5 Years   10
Years*

P   =  Initial Investment        $1,000       N/A      $1,000

ERV =  Ending Redeemable Value   $1,085.42    N/A      $1,179.40

T   =  Average Annual
       Total Return                8.54%      N/A       7.44%*

    *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                                                POP x Average
shares


Interest and Dividends $2.001

NAV                                          $19.30

Maximum Contingent Deferred
    Sales Charge                    5.0%

Yield at NAV                       3.98%

SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Convertible Income-Growth Trust -- Class M
Shares
Fiscal period ending:  10/31/95
Inception date (if less than 10 years of performance):  3/13/95


TOTAL RETURN

Formula  --  Average Annual Total Return:     ERV = P(1+T)^n

n   =         Number of Time Periods 1 Year    5 Years   10
Years*

P   =  Initial Investment          N/A       N/A        $1,000

ERV =  Ending Redeemable Value     N/A       N/A        $1,090.07

T   =  Average Annual
       Total Return                N/A       N/A        9.01%*

    *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                                              POP x Average
shares


Interest and Dividends           $0.699

NAV                             $19.37

Sales Charge                     3.5%

POP                             $20.07

Yield at POP                    4.09%